CLIPPER FUNDSM	Schedule of Investments
March 31, 2022 (Unaudited)

	Shares/Units	Value
COMMON STOCK – (98.84%)
COMMUNICATION SERVICES – (15.31%)
Media & Entertainment – (15.31%)
Alphabet Inc., Class A *	29,960	$83,329,246
Alphabet Inc., Class C *	14,457	40,378,256
ASAC II L.P. *(a)(b)	407,313	413,871
Meta Platforms, Inc., Class A *	217,750	48,418,890
	Total Communication Services	172,540,263
CONSUMER DISCRETIONARY – (8.88%)
Retailing – (8.88%)
Alibaba Group Holding Ltd., ADR (China)*	119,220	12,971,136
Amazon.com, Inc. *	16,241	52,944,848
JD.com, Inc., Class A, ADR (China)*	344,700	19,947,789
Naspers Ltd. - N (South Africa)	27,920	3,153,349
Prosus N.V., Class N (Netherlands)	190,029	10,247,848
Vroom, Inc. *	321,530	855,270
	Total Consumer Discretionary	100,120,240
FINANCIALS – (54.43%)
Banks – (20.13%)
Bank of America Corp.	482,890	19,904,726
DBS Group Holdings Ltd. (Singapore)	1,292,600	33,868,966
JPMorgan Chase & Co.	189,072	25,774,295
U.S. Bancorp	1,015,800	53,989,770
Wells Fargo & Co.	1,926,302	93,348,595
		226,886,352
Diversified Financials – (24.72%)
Capital Markets – (5.27%)
Bank of New York Mellon Corp.	1,196,333	59,374,007
Consumer Finance – (8.37%)
American Express Co.	75,236	14,069,132
Capital One Financial Corp.	611,093	80,230,400
		94,299,532
Diversified Financial Services – (11.08%)
Berkshire Hathaway Inc., Class A *	236	124,825,356
		278,498,895
Insurance – (9.58%)
Life & Health Insurance – (3.45%)
AIA Group Ltd. (Hong Kong)	1,393,070	14,546,266
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	3,486,000	24,370,851
		38,917,117
Property & Casualty Insurance – (6.13%)
Markel Corp. *	46,777	69,007,301
		107,924,418
	Total Financials	613,309,665
HEALTH CARE – (8.80%)
Health Care Equipment & Services – (5.73%)
Cigna Corp.	194,050	46,496,320
Quest Diagnostics Inc.	132,060	18,073,732
		64,570,052

CLIPPER FUNDSM	Schedule of Investments - (Continued)
March 31, 2022 (Unaudited)

		Shares/Principal	Value
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Pharmaceuticals, Biotechnology & Life Sciences – (3.07%)
	Viatris Inc.	3,175,580	$34,550,311
		Total Health Care	99,120,363
INDUSTRIALS – (1.33%)
Capital Goods – (0.79%)
	Carrier Global Corp.	192,625	8,835,709
Transportation – (0.54%)
	DiDi Global Inc., Class A, ADS (China)*	2,450,092	6,125,230
		Total Industrials	14,960,939
INFORMATION TECHNOLOGY – (8.12%)
Semiconductors & Semiconductor Equipment – (8.12%)
	Applied Materials, Inc.	301,000	39,671,800
	Intel Corp.	1,045,420	51,811,015
		Total Information Technology	91,482,815
MATERIALS – (1.97%)
	Teck Resources Ltd., Class B (Canada)	549,270	22,185,015
		Total Materials	22,185,015
	TOTAL COMMON STOCK – (Identified cost $679,211,527)		1,113,719,300
SHORT-TERM INVESTMENTS – (1.17%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.30%, 04/01/22, dated 03/31/22, repurchase value of $3,564,030 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.50%, 10/06/22-03/15/57, total market value $3,635,280)	$3,564,000	3,564,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.29%, 04/01/22, dated 03/31/22, repurchase value of $9,600,077 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-3.50%, 05/01/29-03/01/52, total market value $9,792,000)	9,600,000	9,600,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $13,164,000)		13,164,000
	Total Investments – (100.01%) – (Identified cost $692,375,527)		1,126,883,300
	Liabilities Less Other Assets – (0.01%)		(100,285)
	Net Assets – (100.00%)		$1,126,783,015

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)
Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $413,871 or 0.04% of the Fund's net assets as of March 31, 2022.

(b)	The value of this security was determined using significant unobservable inputs.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
March 31, 2022 (Unaudited)

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Trustees. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Trustees at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Trustees. There have been no significant changes to the fair valuation procedures during the period.

              Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
March 31, 2022 (Unaudited)

Fair Value Measurements – (Continued)

The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Common Stock:
Communication Services	$172,126,392	$–	$413,871	$172,540,263
Consumer Discretionary	86,719,043	13,401,197	–	100,120,240
Financials	540,523,582	72,786,083	–	613,309,665
Health Care	99,120,363	–	–	99,120,363
Industrials	14,960,939	–	–	14,960,939
Information Technology	91,482,815	–	–	91,482,815
Materials	22,185,015	–	–	22,185,015
Short-Term Investments	–	13,164,000	–	13,164,000
Total Investments	$1,027,118,149	$99,351,280	$413,871	$1,126,883,300

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the three months ended March 31, 2022. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at March 31, 2022 was $0. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges.

	Beginning Balance at January 1, 2022	Cost of Purchases	Proceeds from Sales	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at March 31, 2022
Investments in Securities:
Common Stock	$413,871	$–	$–	$–	$–	$–	$–	$413,871
Total Level 3	$413,871	$–	$–	$–	$–	$–	$–	$413,871

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	March 31, 2022	Technique	Input	Amount	an Increase in Input
Investments in Securities:
Common Stock	$413,871	Discounted Cash Flow	Annualized Yield	1.726%	Decrease
Total Level 3	$413,871

The significant unobservable input listed in the above table is used in the fair value measurement of common stock, and if changed, would affect the fair value of the Fund’s investments. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Federal Income Taxes

At March 31, 2022, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$697,606,639
Unrealized appreciation	494,250,223
Unrealized depreciation	(64,973,562)
Net unrealized appreciation	$429,276,661